Registration No. 33-87494

ICA No. 811-8906

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
[JULY 1, 2004]

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ X ]

Pre-Effective Amendment No. ___                           [   ]

Post-Effective Amendment No. 11                       	   [ X ]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ X ]

                     Pre-Effective Amendment No.
                                                  --------
                     Post-Effective Amendment No.    11
                                                  --------

(Check Appropriate Box or Boxes)

THE LAKE FOREST FUNDS
(Exact Name of Registrant as Specified in Charter)

8720 Georgia Avenue, Suite 808
Silver Spring, Maryland 20910

(Address of Principal Executive Offices)(Zip Code)



(Registrant's Telephone Number, Including Area Code)


                                 WITH A COPY TO:

Arthur Don, Esq.
Seyfarth Shaw LLP
55 East Monroe Street
Suite 4200
Chicago, IL 60603-5803


                 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
                 (Approximate Date of Proposed Public Offering)

          SHARES OF BENEFICIAL INTEREST
                     (Title of Securities Being Registered)



It is proposed that this filing will become effective (check appropriate box):

( ) immediately upon filing pursuant to paragraph (b).
(x) on (date) pursuant to paragraph (b).
( ) 60 days after filing pursuant to paragraph (a)(1) or earlier pursuant to paragraph (a)(3).
( ) on (date) pursuant to paragraph (a)(1).
( ) 75 days after filing pursuant to paragraph (a)(2).
( ) on (date) pursuant to paragraph (a)(2) of Rule 485.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.



THE LAKE FOREST FUNDS

LAKE FOREST CORE EQUITY FUND
LAKE FOREST MONEY MARKET FUND


NO-LOAD MUTUAL FUNDS




PROSPECTUS September 7, 2004



This Prospectus describes a family of two "no-load" mutual funds issued by The Lake Forest Funds, organized as an Ohio business trust on November 23, 1994 (the "Trust"). The Lake Forest Core Equity Fund and the Lake Forest Money Market Fund (collectively, the "Funds") offer different investment opportunities and have different investment objectives and strategies which are discussed in this Prospectus.

The Lake Forest Funds are true no-load investments, which means there are no sales charges, commissions or Rule 12b-1 distribution fees. All purchases and redemptions of shares are made at net asset value.



----------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS
IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.


                  TABLE OF CONTENTS


LAKE FOREST CORE EQUITY FUND..................................1

Investment Objective..........................................4

Principal Investment Strategy.................................4

Determining If This Fund Is Right For You.....................5

Principal Risks...............................................5

Past Performance..............................................6

Fees and Expenses.............................................6

Example...................................................... 8

Financial Highlights......................................... 8

LAKE FOREST MONEY MARKET FUND................................ 9

Investment Objective......................................... 9

Principal Investment Strategy................................ 9

Determining If This Fund Is Right For You................... 10

Principal Risks............................................. 10

Past Performance............................................ 11

Fees and Expenses........................................... 12

Example..................................................... 13

Financial Highlights........................................ 13

MANAGEMENT OF THE FUNDS..................................... 14

Management and Compensation................................. 14

SHAREHOLDER INFORMATION..................................... 15

Pricing of Fund Shares.......................................15

Buying, Selling and Exchanging Shares....................... 15

Opening An Account And Making The Initial Purchase of
Shares...................................................... 16

Buying More Shares.......................................... 16

Exchanging Shares Between The Funds......................... 17

Selling Your Shares (Redemptions)........................... 18

Exchanging or Selling Your Shares........................... 18

Dividends and Distributions................................. 19

Taxes........................................................ 19

MORE INFORMATION ABOUT THE FUNDS............................. 20




LAKE FOREST CORE EQUITY FUND

INVESTMENT OBJECTIVE

The investment objective of the Lake Forest Core Equity Fund
(the "Core Equity Fund") is to provide investors with both long-term capital growth and current income.

PRINCIPAL INVESTMENT STRATEGY

To achieve this investment objective, the Core Equity Fund normally invests at least 65% of its total assets in dividend paying common stock of large, established and growing companies with market capitalizations above $5 billion. The Fund follows a "core" approach, investing in a variety of larger companies' securities, including stocks traditionally deemed as "growth" and as "value" stocks. Dividend income, however, is a secondary consideration to perceived growth prospects.

When investing in common stock, the Adviser applies a rigorous fundamental investment analysis of each company under consideration. The Adviser will primarily select U.S. companies believed to have favorable growth characteristics with the potential to compete in the global marketplace. In determining whether a company has favorable growth characteristics, the Adviser looks for the following:

     o    Sales and earnings growth
     o    Return on equity
     o    Financial condition
     o    Market share and product leadership

The Adviser intends to stay fully invested in common stock regardless of the movement of stock prices and will not normally engage in active and frequent trading to achieve the Fund's investment objective -- subject to the Fund's liquidity and defensive requirements. The Fund considers selling a particular common stock when the investment criteria used by the Adviser is no longer met by the company.

The Adviser seeks to reduce investment risks by diversifying the Fund's investments across a broad range of industries and companies and by investing primarily in larger companies with a history of strong cash flows.

For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, securities of money market registered investment companies or repurchase agreements collateralized by U.S. government obligations. In addition, the Fund may make such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

The Core Equity Fund holds the common stock of these companies for the long-term, with the view that selected growth companies can generate better returns for investors over time. The Fund is designed for individual investors with a long-term wealth building horizon (5 years or more) and is particularly suitable for retirement and educational funds. An investment in this Fund may not be appropriate for short-term investors.

PRINCIPAL RISKS

Although the Adviser makes every effort to achieve the Core Equity Fund's investment objective, all investments carry some degree of risk which will affect the value of a fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund. The following summarizes the principal risks that apply to the Fund and may result in a loss of your investment:

- 	MARKET RISK: Due to the risks of investing in the stock
market, the Fund may experience a sudden, unpredictable decline in value, as well as periods of poor performance. Investments in common stock are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

- 	COMPANY RISK: The price of a common stock varies with the
success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. In addition, different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment.

- 	MANAGEMENT RISK: The investment strategy used by the
Adviser may fail to produce the intended results.

- --------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT
INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in the Core Equity Fund by showing the changes in the Fund's performance for each of the last five years and by presenting the Fund's average annual returns for the one, three, five and since inception (February 28, 1995) periods compared to those of the S&P 500(R) Index*. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.




LAKE FOREST CORE EQUITY FUND CALENDAR YEAR TOTAL RETURNS
            (As of December 31st of Each Year)


Best Quarter         4th Quarter 1998               17.54%
Worst Quarter        3rd Quarter 2002              (17.66)%


AVERAGE ANNUAL TOTAL RETURNS, %
(For the periods ended 12/31/03)
PAST 1 YEAR   PAST 3 YEARS   PAST 5 YEARS  LIFE OF FUND


CORE EQUITY FUND
24.65       (8.34)     		(4.45)         6.33
AFTER TAX ON DISTRIBUTIONS
24.41       (8.43)      		(4.71)         5.73
AFTER TAX ON DISTRIBUTIONS & LIQUIDATION
15.01       (6.59)        	(3.58)         4.96
S&P 500(R)
28.67       (4.04)        	(0.59)         9.61

The S&P 500(R)Index is an unmanaged index of 500 selected common stocks. It is adjusted for dividends and is weighted towards stocks with large market capitalization. Indices are not directly available for investment and do not incur charges or expenses.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Core Equity Fund is a true "no-load" fund. You do not pay a sales charge when you buy or sell shares and you are not charged a 12b-1 distribution fee.

- --------------------------------------------------------------

FEE YOU MAY PAY AS A CORE EQUITY FUND SHAREHOLDER*
(Fees Paid Directly From Your Investment)

- --------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
None

- --------------------------------------------------------------
Maximum Deferred sales Charge (Load)
None
- --------------------------------------------------------------
Maximum Sales Charge (Load) you Pay on Reinvested Dividends
None
- --------------------------------------------------------------
Redemption Fees**
0.50%
- --------------------------------------------------------------
Exchange Fees***
$5.00
- --------------------------------------------------------------
Wire Transfer Fees***
$30.00
- --------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES FOR THE FISCAL YEAR ENDED
FEBRUARY 28, 2004*

(Expenses That Are Deducted from Core Equity Fund's Assets)
- --------------------------------------------------------------
Management Fee
None*
- --------------------------------------------------------------
Distribution (12b-1) fees
None
- --------------------------------------------------------------
Other Expenses****
2.45%
- --------------------------------------------------------------
Total Fund Operating Expenses*****
2.45%
- --------------------------------------------------------------


*Annual fund operating expenses for the fiscal year ended February 28, 2004 have been restated to reflect that no management fees have been in effect since March 5, 2004 as described below. At a meeting of the Board of the Trust held on March 5, 2004, the Board approved an interim management agreement between the Trust and the Adviser. Boberski & Company (the "Previous Adviser") resigned by mutual consent on the same day. The Adviser received no compensation in connection with or for any services provided to the Core Equity Fund under the interim agreement. The Adviser paid all compensation and expenses of its employees, officer, employees or agent of the Fund, and provided customary clerical services, staff services, office space and office supplies related to providing advisory services. The Core Equity Fund pays all operating expenses of the Core Equity Fund, including the compensation and expense of any non-interested trustees of the Core Equity Fund and of any other persons not related to the Adviser rendering any services to the Core Equity Fund and other ordinary expenses incurred related to the management of the Core Equity Fund. The Adviser, however, would reimburse the Core Equity Fund for the Core Equity Fund's expenses incurred during the agreement, excluding all brokerage fees and commission, taxes, borrowing costs and such extraordinary or non-recurring expenses as may arise, in order to maintain the total operating expenses of the Core Equity Fund at 2.45% of its average daily net assets. Shareholders who maintain balances below the required minimum balance are subject to a $5.00 charge per month that the account is below the required minimum; this charge is paid to the Adviser. This interim advisory agreement has expired. However, the Adviser has agreed to continue to limit the Core Equity Fund's regular operating expenses to 2.45% through February 1, 2005. **Charged to the percentage of the net asset value of shares held less than 90 days.
***Charged to shareholders and paid to the Adviser. The fee for a Federal Reserve wire will be $30.00. If Automated Clearing House (ACH) is used for incoming or outgoing transfers, the wire transfer fee will be waived. The waiver may be rescinded at any time.
****This figure has been restated to reflect current expenses. The Previous Adviser paid all of the Fund's operating expenses except management fee, interest, taxes, brokerage commissions and extraordinary expenses. As a result, total annual fund operating expenses were 1.25%, which reflected the management fee paid. As of March 5, 2004, the current investment advisor has contractually agreed to limit the Core Equity Fund's annual regular operating expenses to 2.45% during the course of the interim advisory agreement. Under the interim advisory agreement described in footnote * the Advisor reimvursed the Core Equity Fund for the Fund's expenses incurred during the agreement, except interest, taxes, brokerage fees and commissions and extraordinary or non-recurring expenses in order to maintain the total operating expenses of the Core Equity Fund at 2.45% of its average daily net assets.
*****As set forth in footnote * the Adviser, the Core Equity Fund's investment adviser, had contractually agreed to limit the Core Equity Fund's annual regular operating expenses to 2.45% during the course of the interim investment advisory agreement dated March 5, 2004. This advisory agreement has since expired. The Adviser has agreed to continue to limit the Core Equity Fund's regular operating expenses to 2.45% through February 1, 2005.

EXAMPLE

The example is intended to help you compare the cost of investing in the Core Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please note that the one-year costs listed above are based on the Core Equity Fund's net expenses resulting from the Adviser's agreement to limit annual regular operating expenses to 2.45% through February 1, 2005. The three, five and ten year figures are based upon the Core Equity Fund's expenses being limited to 2.45% for the first year through February 1, 2005. Although your actual costs may be higher or lower, your costs would be:

----------   ----------   -----------   -----------
1 YEAR       3 YEAR       5 YEARS       10 YEARS
----------   ----------   -----------   -----------
$248		   $764         $1,306        $2,786
----------   ----------   -----------   -----------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Core Equity Fund's financial performance for the 5 years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by Briggs, Bunting &
Dougherty, LLP, The Lake Forest Funds' independent certified accountants, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request. The notes within the Annual Report are an integral part of these financial statements.

LAKE FOREST CORE EQUITY FUND
FOR THE FISCAL YEAR ENDED FEBRUARY
- -------------------------------------------------- -----------



2004      2003       2002          2001       2000

Net Asset Value, Beginning Of Period
$17.12 	$23.70     $26.86    	$31.66     $29.23

INCOME FROM INVESTMENT OPERATIONS:

Net Investment Income
..07	     0.10        (0.08)        0.02       0.18

Net Realized And Unrealized Gains/
(Loss) on Investments
5.60	     (6.64)       (3.08)       (4.40)     2.58
- -----------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS
5.67       (6.54)      (3.16)       (4.38)     2.76
-------------------------------------------------------

LESS DISTRIBUTIONS:

Dividends From Net Investment Income
(0.11)     (0.04)       0.00        (0.21)       (0.18)
Distributions From Realized Gains From Security
Transactions
--          0.00        0.00        (0.21)       (0.15)
Dividends in Excess of Net Investment Income

(Return of Capital)
0.00	       0.00        0.00         0.00         0.00
-------------------------------------------------------

TOTAL DISTRIBUTIONS
(0.11)      (0.04)      0.00         (0.42)       (0.33)

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Net Asset Value, End Of Period
$22.68	  $17.12      $23.70        $26.86      $31.66
--------------------------------------------------------

TOTAL RETURN
33.13%	  (27.62)%    (11.76)%      (14.02)%      9.33%

RATIO/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)
$6,534	   $5,058      $10,313       $12,522      $15,983
Ratio of Expenses to Average Net Assets
1.41%         1.25%        1.87%         1.25%        1.25%
Ratio Of Net Investment Income To Average
0.31%         0.49%        0.33%         0.07%        0.58%
Net  Assets
Portfolio Turnover Rate
0.00          0.73%         0.32%        19.65%        3.71%

LAKE FOREST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The investment objective of the Lake Forest Money Market Fund
(the "Money Market Fund") is to provide the highest level of current income consistent with the maintenance of liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

The Money Market Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the United States government, its agencies and its instrumentalities ("U.S. Government Securities") as well as repurchase agreements involving these securities. Repurchase agreements are short-term investments in which the purchaser acquires ownership of a U.S. Government Security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period, which is usually not more than 7 days from the date of purchase. The seller's agreement is secured by the U.S. Government Security which acts as collateral for the obligation.

The Adviser serves as investment adviser for the Money Market Fund and manages its investment portfolio. To the extent that it is feasible to do so, the Adviser will invest in U.S. Government Securities which are, by federal statute, exempt from state and local taxes. Such securities are subject to federal taxation. The Fund, however, may not be fully invested in securities that are exempt from state and local taxes.

The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share pursuant to a rule of the Securities and Exchange Commission (the "SEC") which requires that the Fund's portfolio meet certain maturity, quality and diversification standards. The Fund will maintain a dollar-weighted average portfolio of 90 days or less and purchase only U.S. Government Securities having remaining maturities of 397 days or less.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

The Money Market Fund is designed for the investment of short-term cash reserves. The Fund is appropriate as an investment for corporations, pension and profit sharing plans, and other institutional and individual investors. Shareholders should consult their own tax advisors regarding the tax ramifications of an investment in the Money Market Fund.

PRINCIPAL RISKS

Although the Adviser makes every effort to achieve the Money Market Fund's investment objective, all investments carry some degree of risk which will affect the value of a fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund. Because the Money Market Fund invests exclusively in short-term U.S. Government securities, it incurs a minimum of interest rate and credit risk. The following summarizes the principal risks that apply to the Fund and may result in a loss of your investment:

o GOVERNMENT SECURITIES RISK. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
o INTEREST RATE/MATURITY RISK. Increases in prevailing interest rates will cause a fixed income security held by the Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.
o DIVIDEND RISK. The Fund's dividends are not stable. When interest rates increase, the Fund's dividends should increase. When interest rates decrease, the Fund's dividends should decrease.

- --------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
- --------------------------------------------------------------



PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in the Money Market Fund by showing the changes in the Fund's performance for each of the last five years and by presenting the Fund's average annual returns for the one, three, five and since inception (February 28, 1995) periods. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



                [OBJECT OMITTED]


    LAKE FOREST MONEY MARKET FUND CALENDAR YEAR TOTAL RETURNS
    (As of December 31st of Each Year)


Best Quarter       		3rd Quarter 2000               1.62%
Worst Quarter        	4th Quarter 2002               0.28%



AVERAGE ANNUAL TOTAL RETURNS, %
(For the periods ended 12/31/03)
PAST 1 YEAR     PAST 3 YEARS     PAST 5 YEARS     LIFE OF FUND

MONEY MARKET FUND
0.69          		1.86              3.33              4.22
AFTER TAX ON DISTRIBUTIONS
0.42          		1.13               2.01             2.53
AFTER TAX ON DISTRIBUTIONS & LIQUIDATION
0.42    		     1.13         	    2.01             2.53

The Money Market Fund's returns without the voluntary fee waiver for 1997, 1998, 1999, 2000, 2001, 2002, and 2003 calendar years would have been 5.07%, 5.00%, 4.59%, 5.93%, 3.32%, 1.09% and
0.53% respectively.

You can obtain Lake Forest Money Market Fund's most recent 7-day
SEC Yield by calling us toll-free at 1-800-592-7722, Monday through Friday, 9 a.m. to 5 p.m. Eastern Standard Time.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Money Market Fund is a true "no-load" fund. You do not pay a sales charge when you buy or sell shares, and you are not charged a 12b-1 distribution fee.
- --------------------------------------------------------------
MONEY MARKET FUND SHAREHOLDER FEES*
(Fees Paid Directly From Your Investment)
- --------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
None
- --------------------------------------------------------------
Maximum Deferred sales Charge (Load)
None
---------------------------------------------------------------
Maximum Sales Charge (Load) you Pay on Reinvested Dividends
None
- --------------------------------------------------------------
Redemption Fees**
0.50%
- --------------------------------------------------------------
Exchange Fees***
$5.00
- --------------------------------------------------------------
Wire Transfer Fees***
$30.00
- --------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES*
(For the fiscal year ended February 28, 2004)

(Expenses That Are Deducted from Money Market Fund's Assets)
- --------------------------------------------------------------
Management Fee****
None*
- --------------------------------------------------------------
Distribution (12b-1) fees
None
- --------------------------------------------------------------
Other Expenses
[0.50%]
- -------------------------------------------------------------
Total Fund Operating Expenses
[0.50%]*
- -------------------------------------------------------------

*Annual fund operating expenses for the fiscal year ended
February 28, 2004 have been restated to reflect the current management fees in effect since March 5, 2004 as described below.

At a meeting of the Board of Trustees of The Lake Forest Funds held on March 5, 2004, the Board approved an interim management agreement between The Lake Forest Funds and Profit Investment Management. Boberski & Company (the "Previous Adviser") resigned by mutual consent on the same day. The Adviser manages the investments and business affairs of the Funds. The new Adviser will receive no compensation in connection with or for any services provided to the Funds. The Adviser shall pay all compensation and expenses of its employees, officers, employees or agents of the Trust, and shall provide customary clerical services, staff services, office space and office supplies related to providing advisory services.

The Funds will pay all operating expenses of the Funds, including the compensation and expenses of any non-interested trustees of the Funds and of any other persons not related to the Adviser rendering any services to the Funds and other ordinary expenses incurred related to the management of the Funds. The Adviser, however, will reimburse the Trust for the Trust's expenses incurred during the agreement, excluding all brokerage fees and commissions, taxes, borrowing costs and such extraordinary or non-recurring expenses as may arise, in order to maintain the total operating expenses of the Lake Forest Money Market Fund series at 1.00% of its average daily net assets. This interim advisory agreement has expired. However, as under the terms of the interim agreement, the Adviser has agreed to continue to manage the Funds and to limit the Lake Forest Money Market Fund's expenses to 1% until such time as the Board or shareholders further act. Shareholders who maintain balances below the required minimum balance are subject to a $5.00 charge per month that the account is below the required minimum; this charge is paid to the Adviser.
**Charged to the percentage of the net asset value of shares held less than 90 days.
***Charged to shareholders and paid to the Adviser. The fee for a Federal Reserve wire is $30.00. If Automated Clearing House
(ACH) is used for incoming or outgoing transfers, the wire transfer fee will be waived. The waiver may be rescinded at any time.
****As noted above in footnote *, the Adviser is currently waiving all management fees beginning March 5, 2004, and under the interim management agreement the Adviser will reimburse the Money Market Fund for the Fund's expenses incurred during the agreement, except interest, taxes, brokerage fees and commissions and extraordinary or non-recurring expenses in order to maintain the total operating expenses of the Money Market Fund at 1.00% of its average daily net assets. The Prior Adviser voluntarily waived the management fee over 0.125%, ending June 30, 2000. During the period July 1, 2000-3, the Prior Adviser voluntarily waived the management fee over 0.25%. The actual expenses, including the management fee for the fiscal year ended February 29, 2004 were 0.50%. Beginning July 1, 2003, due to the change in the amount of the management fee that the Prior Adviser voluntarily waived, the actual expenses were 0.50%.

EXAMPLE

The example is intended to help you compare the cost of investing in the Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs would be:

---------   ---------   ----------  ----------
1 YEAR      3 YEAR      5 YEARS     10 YEARS
---------   ---------   ----------  ----------
$51         $103        $280        $628
---------   ---------   ----------  ----------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Money Market Fund's financial performance for the 5 years of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by Briggs, Bunting &
Dougherty, LLP, The Lake Forest Funds' independent certified accountants, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request. The notes within the Annual Report are an integral part of these financial statements.

LAKE FOREST MONEY MARKET FUND

FOR THE YEAR ENDED FEBRUARY

- -------------------------------------------------------

2004      2003     2002     2001      2000
Net Asset Value, Beginning Of Period
	$1.00     $1.00    $1.00    $1.00     $1.00

INCOME FROM INVESTMENT OPERATIONS:

Net Investment Income
0.01   0.01      0.03       0.06     0.05
Net Realized And Unrealized Gain on Investments
0.00   0.00       0.00      0.00     0.00

- -------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS
0.01   0.01      0.03        0.06    0.05
-------------------------------------------------- ------
LESS DISTRIBUTIONS:

Dividends From Net Investment Income
(0.01) (0.01)    (0.03)     (0.06)    (0.05)
Distributions From Realized Gains From Security
Transactions
0.00     0.00      0.00      0.00     0.00
- -------------------------------------------------------

Total Distributions
(0.01)   (0.01)    (0.03)    (0.06)   (0.05)
- -------------------------------------------------------

Net Asset Value, End Of Period
$1.00    $1.00      $1.00     $1.00    $1.00

- -------------------------------------------------------
TOTAL RETURN
0.60%      1.26%     2.91%    6.23%     5.08%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End Of Period (in 000's)
$5,389   $6,666     $7,196    $8,588    $9,708
Ratio Of Expenses To Average Net Assets
0.41%     0.50%      0.50%     0.50%    0.50%
Ratio Of Expenses To Average Net Assets, After
0.50%     0.25%      0.25%     0.20%    0.13%
Reimbursement
Ratio Of Net Investment Income To Average Net Assets
0.62%     1.02%      2.74%     5.73%    4.59%
Ratio Of Net Investment Income To Average Net Assets,
After Reimbursement
0.53%     1.27%      2.99%     6.03%    4.97%

MANAGEMENT OF THE FUNDS

This section shows how The Lake Forest Funds are managed and how the manager is compensated. Additional information on the management of the Funds is provided in The Lake Forest Funds' Statement of Additional Information. For information on how to receive this document, see the back cover of this prospectus.

MANAGEMENT AND COMPENSATION

INVESTMENT ADVISER


Profit Investment Management (the "Adviser")
8720 Georgia Avenue
Suite 808
Silver Spring, Maryland 20910


The Adviser manages the investments and business affairs of the Funds. At a meeting of the Board of Trustees of The Lake Forest Funds held on March 5, 2004, the Board approved an interim management agreement between The Lake Forest Funds and Profit Investment Management. The previous adviser, Boberski & Company, resigned by mutual consent on the same day. The Adviser manages the investments and business affairs of the Funds. The new Adviser will receive no compensation in connection with or for any services provided to the Funds. The Adviser shall pay all compensation and expenses of its employees, officers, employees or agents of the Trust, and shall provide customary clerical services, staff services, office space and office supplies related to providing advisory services.

The Funds will pay all operating expenses of the Funds, including the compensation and expenses of any non-interested trustees of the Funds and of any other persons not related to the Adviser rendering any services to the Funds and other ordinary expenses incurred related to the management of the Funds. The Adviser, however, will reimburse the Trust for the Trust's expenses incurred during the agreement, excluding all brokerage fees and commissions, taxes, borrowing costs and such extraordinary or non-recurring expenses as may arise, in order to maintain the total operating expenses of the Lake Forest Core Equity Fund series at 2.45% of its average daily net assets and to maintain the total operating expenses of the Lake Forest Money Market Fund series at 1.00% of its average daily net assets.

This interim advisory agreement has expired. However, as under the terms of the interim agreement, the Adviser has agreed to continue to manage the Funds and to limit the Core Equity Fund's regular operating expenses to 2.45% through February 1, 2005 and to limit the Lake Forest Money Market Fund's expenses to 1% until such time as the Board or shareholders further act.


Eugene A. Profit and Dr. Joseph A. Quash are the controlling shareholders of the Adviser. Eugene A. Profit, the President of the Adviser, is primarily responsible for managing the portfolios of the Funds and has acted in this capacity since the close of business on March 5, 2004. Mr. Profit has been the portfolio manager of the Profit Funds Investment Trust since October 13, 1997. Mr. Profit has been the President and Chief Executive Officer of the Profit Funds Investment Trust since February, 1996; Marketing Director, Crossroads Group, Parsippany, New Jersey (1993-1994); Owner, Cravings Bakery (1991-1993); and a player in the National Football League (1986-
1991).


SHAREHOLDER INFORMATION

This section describes how an investment in The Lake Forest
Funds is valued, how you may buy, sell and exchange shares in the Funds, how money is earned on an investment and how those earnings are taxed by the government.

PRICING OF FUND SHARES

The share price (net asset value) of the Core Equity Fund is calculated once daily, as of the close of trading on the New York Stock Exchange (4:00 p.m., New York Time), on any day when the New York Stock Exchange is open for business. The net asset value of shares of the Money Market Fund is calculated twice daily as of 12:00 p.m. and 4:00 p.m., New York Time, on any day when the New York Stock Exchange is open for business. The price of the shares of both Funds will also be calculated on other days if there is sufficient trading in the Funds' portfolio securities that its net asset value might be materially affected. The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at NASDAQ's official closing price. Securities which are traded on any other exchange are valued at the last quoted sales price. Lacking a last sale price, a security is valued at its last bid price except when the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by a pricing committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

BUYING, SELLING AND EXCHANGING SHARES

Subject to a minimum initial investment of $2,500 for each Fund ($1,000 for tax sheltered accounts such as IRAs, MSAs and similar accounts) and minimum subsequent investments of $500, you may invest any amount you choose, as often as you want, in either Fund. You may diversify your investments by choosing a combination of the Funds for your investment program.



OPENING AN ACCOUNT AND MAKING THE INITIAL PURCHASE OF SHARES

1     BY MAIL. You may open an account and purchase shares of
each Fund by completing and signing the investment application form which accompanies this Prospectus. Mail it, together with a check (subject to the minimum amounts) made payable to The Lake Forest Funds, to the Transfer Agent at:

      Lake Forest Funds
      c/o Unified Fund Services, Inc.
      P.O. Box 6110 Indianapolis, IN 46206-6110


      Please identify the Fund(s) in which you wish to invest.

2     BY WIRE. You may purchase shares of each Fund by wiring
federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must first call Unified Fund Services, Inc., the Funds' Transfer Agent, at 1-800-592-7722 and then provide the following information in your wire:

LAKE FOREST CORE EQUITY FUND:    LAKE FOREST MONEY MARKET FUND:

U.S. Bank CINTI/TRUST               	U.S. Bank CINTI/TRUST
ABA #0420-0001-3                    	ABA #0420-0001-3
Attn: Lake Forest Core Equity Fund  	Attn: Lake Forest Money
Market Fund
DDA # 199457631                     	DDA # 199457631
Account Name                        	Account Name
(write in shareholder name)         (write in shareholder name)
Shareholder Account #               	Shareholder Account #
(write in account #)             		(write in account #)

You must mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and the Custodian and Transfer Agent are open for business. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. The Transfer Agent or the Custodian may charge you a fee for wire transfers. Currently that fee is a total of $30.00. If, however, Automated Clearing House (ACH) is used for incoming transfers, this fee will be waived. Any charges for wire transfers will be deducted from your Fund account by redemption of shares. Your bank may also charge you a fee for this service. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. If your check or wire does not clear, you will be charged $20.00 and will be responsible
for any loss incurred. If you are already   shareholder, the
Fund can redeem shares from any identically registered account in either Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in either Fund.

You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax advisor regarding these plans is advisable. Custodial fees for tax sheltered accounts will be paid by the shareholder by redemption of sufficient shares of the Fund from the account unless the fees are paid directly to the Custodian. You can obtain information about the custodial fees from the Transfer Agent.

BUYING MORE SHARES

You may purchase additional shares of either Fund at any time (minimum of $500) by mail or wire. Each additional purchase request must contain your name, the name of your account(s), your account number(s), and the Fund(s) in which you wish to invest. Checks should be made payable to The Lake Forest Funds and should be sent to the Transfer Agent's address. A bank wire should be sent as indicated in "By Wire."

- --------------------------------------------------------------
MAKING AUTOMATIC INVESTMENTS. You may arrange to make additional investments($100 minimum) automatically on a monthly or bi-monthly basis by transfers from your checking account. You must complete the Optional Automatic Investment Plan section of the investment application and provide the Trust with a voided check to institute this option. You may terminate this automatic investment program at any time, and the Fund may modify or terminate the plan at any time.

- --------------------------------------------------------------

WHEN YOUR PURCHASES ARE PROCESSED

Your purchase of shares of the Lake Forest Core Equity Fund will be effected at the next share price calculated after the close of business on the day your investment is received by the Transfer Agent. Your order for shares of the Lake Forest Money Market Fund will not be complete until the Fund has received federal funds. If a check for purchase of shares is not drawn on federal funds, shares will be purchased at the next share price calculated after the check is converted into federal funds (normally 2 days or less).

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Funds' Transfer Agent for the account of the shareholder. The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person.

EXCHANGING SHARES BETWEEN THE FUNDS

As a shareholder in either Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Trust. An exchange may be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Exchanges may also be requested by calling the Transfer Agent if you have completed the Optional Telephone Redemption and Exchange section of the investment application. See "By Telephone" for information about liability for losses due to unauthorized or fraudulent instructions. Requests for exchanges received prior to close of trading on the New York Stock Exchange (currently 4:00 p.m. New York Time) will be processed at the next determined net asset value as of the close of business on the same day. You will be charged a fee by the Transfer Agent for each exchange. Currently these fees are $5.00 per exchange per account.

An exchange is made by redeeming shares of one Fund and using the proceeds to buy shares of another Fund, with the net asset value for the redemption and the purchase calculated on the same day. Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased.

You may make an exchange to a new account or an existing account; however, the account ownerships must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the Exchange Privilege in the future upon 60 days prior notice to the shareholders. If your account is subject to backup withholding, you may not use the Exchange Privilege.

Because excessive trading can hurt the Funds' performance and shareholders, the Funds also reserve the right to temporarily or permanently terminate, with or without advance notice, the Exchange Privilege of any investor who makes excessive use of the Exchange Privilege (e.g. more than 5 exchanges per calendar year). Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Funds.

Selling Your Shares (Redemptions)

All sales will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Funds or the Transfer Agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

Redemptions will be effected at the next determined share price. The proceeds will then be made payable to the registered shareholder and mailed to the address registered on the account, or wired to your bank or brokerage firm, as authorized by you on your application. The Transfer Agent and the Custodian may charge you a fee for wire transfers. Currently, that fee is a total of $30.00. If, however, Automated Clearing House (ACH) is used for outgoing transfers, this fee will be waived. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. You will be charged a redemption fee of 0.50% of the net asset value of shares held less than 90 days.

- --------------------------------------------------------------

SELLING SHARES BY SYSTEMATIC WITHDRAWAL PLAN. A withdrawal under the Systematic Withdrawal Plan involves selling shares and may result in a gain or loss for federal income tax purposes. Shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program. The minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective 5 business days following receipt of your instructions. Shares will be sold within 3 business days before month-end.

- --------------------------------------------------------------

THE FUND MAY REDEEM YOUR SHARES IF YOUR ACCOUNT FALLS BELOW
$2,500

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice from the date the value of his or her shares in the Fund is less than $2,500 ($1,000 for IRAs and MSAs), or such other minimum amount as the Fund may determine from time to time. A fee of $5.00 per month may be charged to accounts that, due to shareholder redemptions, fall below the $2,500 or $1,000 minimums described above. Such fee will be paid to the Adviser.
An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30-day period. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.

The Funds charge an account closing fee of $15.00. Redemptions specifying a certain date or share price cannot be accepted and will be returned. We will mail or wire you the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check (other than exchanges into the other Fund) will be made only after the check has been collected, which normally may take up to 15 days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment dates.

EXCHANGING OR SELLING YOUR SHARES

1     BY MAIL.  Your request should be addressed to:

      The Lake Forest Funds
      c/o Unified Fund Services, Inc.
      P.O. Box 6110 Indianapolis, IN 46206-6110

2     BY TELEPHONE. You may request the redemption or exchange
of your shares in either Fund by calling the Transfer Agent at 1-800-592-7722 and requesting that proceeds be mailed to you or wired to your bank or brokerage firm. For sales or exchanges, you must first complete the Optional Telephone Redemption and Exchange section of the investment application.

The Funds, the Adviser, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. If, however, they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed will include recording telephone instructions and requiring a form of personal identification from the caller. The telephone redemption and exchange procedures may be terminated at any time by the Funds or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in contacting the Funds by telephone, although neither the Funds nor the Transfer Agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges.

DIVIDENDS AND DISTRIBUTIONS

Dividends begin to accrue after you become a shareholder. Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders. The Core Equity Fund intends to declare and pay dividends on a quarterly basis, and the Money Market Fund intends to declare dividends daily and pay them monthly. Each Fund intends to distribute its net long-term capital gains at least once a year and its net short-term capital gains at least once a year. Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date.

An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within 5 business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on shareholders. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Fund and the use of the Exchange Privilege.

Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.
For federal income tax purposes, each Fund is treated as a separate entity for the purpose of computing taxable net income and net realized capital gains and losses. Dividends paid by each Fund from ordinary income and short-term capital gains are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Any distributions designated as being made from net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of the holding period of the shareholder. Distributions are taxable whether received in cash or reinvested in additional shares.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend, and although in effect a return of capital, such dividend will be taxable to the shareholder. If a shareholder realizes a loss on the sale or exchange of any shares held for 6 months or less and if the shareholder received a capital gain distribution during such 6 month period, then the loss is treated as a long-term capital loss to the extent of the capital gain distribution. An exchange results in a sale of shares for federal income tax purposes. If you make use of the Exchange Privilege, you may realize either a long-term or short-term capital gain or loss on the shares redeemed.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes.

If for any reason you don't provide the Funds with your correct Social Security or Tax I.D. number (or certify that you are not subject to backup withholding), the Funds are required by the Code to withhold 31% of taxable dividends and proceeds of certain exchanges and redemptions.

MORE INFORMATION ABOUT THE FUNDS

For more information about The Lake Forest Funds, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about The Lake Forest Funds and their management and operations. Additional information about The Lake Forest Funds' investments is available in the Funds' ANNUAL AND SEMI-ANNUAL REPORTS to shareholders which discuss the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Lake Forest Funds' Statement of Additional Information and Annual Reports have been filed electronically with the Securities and Exchange Commission (SEC) and are incorporated by reference into this Prospectus.

PRIVACY POLICY OF LAKE FOREST FUNDS

Personal information is required in order for us to provide you with financial services. Our goal is to provide superior service, and confidence in knowing that your privacy is secure.
We collect nonpublic personal information about you from the following sources:

o Information we receive from you on applications or other forms; and other Information about your transactions with us.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as required by law. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide services. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


YOU MAY REQUEST THESE DOCUMENTS:

1     BY TELEPHONE. Call The Lake Forest Funds toll-free at 1-
800-592-7722, Monday through Friday, 8 a.m. to 5 p.m. Central
Standard Time. You may also call this number for shareholder inquiries.

2     VIA THE INTERNET. Visit the SEC Web site at WWW.SEC.GOV,
or visit our Web site at WWW.LAKEFORESTFUNDS.COM.

3     FROM THE SEC. The SEC's Public Reference Room in
Washington DC. For more information call 1-800-SEC-0330.
Additional copies of this information can be obtained, for a duplication fee, by writing the Public Reference Section of the SEC, Washington DC 30549-6009.

4     BY MAIL. Specify the documents you are requesting when
writing to us:

           THE LAKE FOREST FUNDS
           c/o Unified Fund Services, Inc
           P.O. Box 6110
           Indianapolis, IN  46206-6110

Investment Company Act file number 811-8906






LAKE FOREST FUNDS


STATEMENT OF ADDITIONAL INFORMATION


September 7, 2004


LAKE FOREST CORE EQUITY FUND
LAKE FOREST MONEY MARKET FUND


           This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Lake Forest Funds dated July 1, 2004. The Funds' February 29, 2004 Annual Report accompanies this Statement of Additional Information. The financial statements appearing in the Annual Report are incorporated herein by reference. A copy of the Prospectus can be obtained by writing the Transfer Agent at P.O. Box 6110 Indianapolis, IN 46206-6110, or by calling 1-800-592-7722.


                                TABLE OF CONTENTS


THE TRUST ................................................... 1

THE SHARES OF THE TRUST.......................................1

PRINCIPAL HOLDERS OF THE FUNDS................................2

ADDITIONAL INVESTMENT INFORMATION.............................3

Investment Limitations........................................3

Fund Securities...............................................5

Investment Risks..............................................9

Performance Information......................................10

MANAGEMENT OF THE FUNDS......................................11

Trustees And Officers........................................11

Trustee Compensation.........................................12

INVESTMENT ADVISORY AND OTHER SERVICES.......................12

Investment Adviser...........................................12

Custodian....................................................13

Transfer Agent /Administrator................................14

Accountants..................................................14

Legal Counsel................................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................14

PURCHASE, REDEMPTION AND PRICING OF SHARES...................16

 How To Invest In Each Fund..................................16

Exchange Privilege...........................................18

How To Redeem Shares.........................................18

Share Price Calculation......................................20

Dividends And Distributions..................................22

Taxes........................................................22

INVESTMENT PERFORMANCE.......................................23

FINANCIAL STATEMENTS.........................................24


THE TRUST

The Lake Forest Funds (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 23, 1994 (the "Trust
Agreement").

THE SHARES OF THE TRUST

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of two diversified series have been authorized, which shares constitute the interests in Lake Forest Core Equity Fund (the "Equity Fund") and Lake Forest Money Market Fund (the "Money Market Fund").

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Upon sixty days prior written notice to shareholders, a Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights. All shares of a fund are redeemable, freely transferable, and have equal dividend, voting and liquidation rights.


PRINCIPAL HOLDERS OF THE FUNDS


As of June 25, 2004, the following persons owned five percent
(5%) or more of the Equity Fund:


NAME AND ADDRESS                         PERCENT OUTSTANDING
--------------------------               -----------------------
Charles Peters                           12.04%
1786 Golf Ridge Dr. S.
Bloomfield Hills, MI  48302-1730


As of June 25, 2004, the following
persons owned five percent
(5%) or more of
the Money Market Fund:


NAME AND ADDRESS                         PERCENT OUTSTANDING
--------------------------               -----------------------

Ian C. Brown                             7.04%
5238 Leona St.
Oakland, CA 94619

Lemanski Trust                           6.70%
2004 Valley Lo Lane
Glenview, IL  60025

Eric Norgaard Living Trust               9.73%
950 North Milwaukee Avenue
Glenview, IL  60025


As of June 25, 2004, the officers, directors and members of the Board of Trustees of the Trust owned 4.59% of the Core Equity
Fund and 0.00% of the Money Market Fund.

ADDITIONAL INVESTMENT INFORMATION

This section contains a more detailed discussion of some of the investments a Fund may make and some of the techniques it may use, as described in the Prospectus. The investment objective of each Fund and all policies not specified as fundamental may be changed by the Board of Trustees without the affirmative vote of a majority of the outstanding shares of the Fund. Any change in objective may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series).

INVESTMENT LIMITATIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are fundamental and may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. Except for the limitations on borrowing, percentage restrictions apply as of the time of an investment and without regard to later increases or decreases in the value of securities or total net assets.

BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

LOANS. The Funds will not make loans to other persons, except
(a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

CONCENTRATION. Neither Fund will invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following policies have been adopted by the Trust with respect to each Fund and may be changed at any time by the Board of Trustees without shareholder approval.

PLEDGING. A Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not mortgage, pledge or hypothecate more than 1/3 of its assets in connection with borrowings.

BORROWING. A Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

MARGIN PURCHASES. A Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

SHORT SALES. A Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

OPTIONS. A Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

ILLIQUID INVESTMENTS. A Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

DIVERSIFICATION. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act. Further explanation: To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investment in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities. The Board of trustees will not change this policy without the affirmative vote of a majority of the outstanding shares (as defined above) of an applicable Fund.


FUND SECURITIES

Although not principal to the Funds' investment strategies, the Funds may from time to time invest in the following securities:

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (FHLMC), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

MORTGAGE-RELATED SECURITIES. One form of U.S. government securities in which each Fund may invest is mortgage-related securities. Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA, GNMA and FHLMC, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The Funds will only invest in pools of mortgage loans assembled for sale to investors by agencies or instrumentalities of the U.S. government. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits (REMICs) and multi-class pass-throughs. CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multiclass pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. The Funds will only invest in CMOs, REMICs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) issued by agencies or instrumentalities of the U.S. government (such as FHLMC). Neither Fund will invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO.

CMOs are issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates, which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These "floating rate CMOs," typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The yield of some floating rate CMOs varies in excess of the change in the index, which would cause the value of such CMOs to fluctuate significantly once rates reach the cap.

REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return. Investment in such securities could also subject the Funds to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or immediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

OPTION TRANSACTIONS. The Equity Fund may engage in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government securities or to deposit liquid high quality debt obligations in a separate account with the Custodian.

The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

LOANS OF PORTFOLIO SECURITIES. Each Fund may make short and long-term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral with the Fund, in the form of cash or U.S. government securities, on a daily marked-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be material. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

FIXED-INCOME SECURITIES. Each Fund may invest in fixed-income securities. Fixed-income securities include, U.S. government securities, mortgage-related securities, repurchase agreements and participation interests in such securities. The Money Market Fund will not invest in corporate debt securities, and the Equity Fund will only invest in corporate debt securities rated A or higher by S&P or Moody's.Fixed-income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by a pricing committee, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued (except for the Money Market Fund) by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REPURCHASE AGREEMENTS. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value ("counter-party credit risk"). However, both Funds intend to enter into repurchase agreements only with Firstar Bank, N.A. (the Trust's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 5% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. The Funds seek to avoid counter-party credit risk by purchasing their securities outright whenever possible.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Trust's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund's share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

FLOATING AND VARIABLE RATE OBLIGATIONS. Each Fund may invest in floating and variable rate obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations may carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees.

BORROWING. A Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the value of the Fund's total assets (calculated after such borrowing).
Borrowings other than from banks are limited to 5% of total assets (calculated before such borrowing).

OTHER INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies at any time so long as such investment meets the requirements under the Investment Company Act of 1940. Currently, these are that such investment does not cause a Fund to (a) have more than 5% of the value of its total assets invested in any one such company, (b) have more than 10% of the Fund's total assets invested in such companies, or (c) own more than 3% of the total outstanding voting stock of any such company.

FOREIGN COMPANIES. The Core Equity Fund may, from time to time, invest in common stock of foreign companies through the purchase of sponsored American Depository Receipts.

INVESTMENT RISKS

INTEREST RATE RISK. The value of fixed income securities, which the Fund purchases may decline because of an increase in interest rates.

CREDIT RISK. The value of fixed income securities which the Fund purchases may decline if the issuer of the security experiences difficulty in making timely interest and principal payments.

COUNTRY RISK. The value of foreign securities may fluctuate because of political, financial and economic events in foreign countries.

CURRENCY RISK. The dollar value of foreign securities may fluctuate because of changing currency exchange rates.

PERFORMANCE INFORMATION

Each Fund may periodically advertise "average annual total return." The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

Each Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for a Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

The Money Market Fund may periodically advertise its "yield" and "effective yield." The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The Funds may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc. or the Donoghue Organization, Inc.). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average. The Funds' Annual Report contains additional performance information. The Report is available upon request and without charge from the Funds' Transfer Agent.

The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Yields and rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any yield or rate of total return will be maintained. The principal value of an investment in the Equity Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.


MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

The Trust's Board of Directors has general supervisory responsibilities of the Lake Forest Funds and supervises the investment adviser's activities. The trustees serve for an indefinite term. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


EUGENE A. PROFIT, President, Chief Executive Officer and acting
Chief Financial Officer
Profit Investment Management
8720 Georgia Avenue
Suite 808
Silver Spring, Maryland 20910
39 Years Old


Eugene A. Profit, President of Profit Investment Management is responsible for managing the portfolio of the Funds and has acted in this capacity since the close of business on March 5, 2004. Mr. Profit has been the portfolio manager of the Profit Finds Investment trust since October 13, 1997. Mr. Profit has been the President and Chief Executive Officer of the Profit Funds Investment trust since February, 1996; Marketing Director, Crossroads Group, Parsippany, New Jersey (1993 - 1994); Owner, Cravings Bakery (1991 - 1993); and a player in the National Football League ( 1986 - 1991).


ROBERT E. ALFE, Trustee
582 Oakwood Avenue
Lake Forest, IL  60045
63 Years Old

Mr. Alfe is an architect and builder, and the President of Alfe
Development Corporation, a real estate development company. He has served as a trustee since 1995.


GARY M. PATYK, Trustee
8225 W. Center St. Apt.1
Milwaukee, WI  53222
63 Years Old

Mr. Patyk has been a consultant with LA-Z-BOY Furniture Galleries since 1997. From 1995 to 1997, he was a consultant with Transworld Systems, Inc., an accounts receivable recovery firm, since 1995. Prior to 1995, he was a consultant with Trend Consulting, a general business consulting firm. He has served as a trustee since 1996.

KENNETH J. MALEK, Trustee
175 West Jackson Blvd Suite 500
Chicago, IL 60604-2601
48 Years Old

Mr. Malek has been the Vice President of Navigant Consulting
Inc. and its predecessors since 1996. Prior to 1996, he was a partner in the Financial Advisory Practice of Ernst & Young. He has served as a trustee since 2000.



ARTHUR DON, Assistant Secretary (for clerical purposes only)
C/O Seyfarth Shaw LLP,
55 East Monroe Street, Suite 4200
Chicago, IL 60603-5803
50 Years Old

Mr. Don is a partner at Seyfarth Shaw, LLP. He has more than 20 years of experience representing public companies, mutual fund, broker dealers, investment advisers and private investment companies in a variety of sophisticated securities transactions.

	Board Committees. The Board of Trustees has established the following standing Committee. The members of each Committee are Robert E. Alfe, Kenneth J. Malek, and Gary M. Patyk. The Board of Trustees has no nominating or compensation committee.

Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statement.


	Trustees Ownership of Fund Shares. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information provided as of August 31, 2004.


                      Dollar Range of          Aggregate Dollar
           		 Fund Shares Owned    Range of Shares of All

Name of Trustee       by Trustee       Funds Overseen by Trustee

Robert E. Alfe        $1 to $10,000               $1 to $10,000
Kenneth J.  Malek   $150,001 to $250,000   $150,001 to $250,000
Gary M. Patyk             None                       None


	Trustee Compensation. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

TRUSTEE COMPENSATION

The compensation paid to the Trustees of the Trust during the last fiscal year is set forth in the following table:
--------------------------- --------------------------------
NAME     AGGREGATE    PENSION OR   ESTIMATED    TOTOAL
OF       COMPENSATION RETIREMENT   ANNUAL       COMPENSATION
PERSON   FROM         BENEFITS     BENEFITS     FROM FUND
POSITION FUNDS        ACCRUED AS   UPON         FUND COMPLEX
                      PART OF      RETIREMENT   PAID TO
                      EXPENSES                  TRUSTEES
------------------------------------------------------------
Robert   0           0             0           0
E. Alfe
------------------------------------------------------------
Kenneth  0           0             0           0
J. Malek
------------------------------------------------------------
Gary     0           0             0           0
M. Patyk
------------------------------------------------------------
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Profit Investment Management (the "Adviser"), 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, performs portfolio management and other services for the Trust pursuant to a Management Agreement entered into on March 5, 2004 (the "Agreement"). The Adviser was formed in February 1996 as a Delaware limited liability company for the purpose of providing investment advice to the Trust and to others.

The Adviser agrees to waive all advisory fees with respect to the services to be rendered by the Adviser. The Adviser shall pay all the compensation and expenses of the Adviser's employees who serve as trustees, officers, employees or agents of the Trust, and shall provide customary clerical services, staff services, office space and office supplies relating to the provision of advisory services to the Trust.

The Trust will pay all operating expenses of the Trust, including the compensation and expenses of any non-interested trustees of the Trust and of any other non-interested persons rendering any services to the Trust; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Trust; expenses, including clerical expenses of issue, sale, redemption or repurchase of shares of the Trust; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Trust's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholder's meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Trust's shares; and all other operating expenses.

The Adviser will reimburse the Trust for the Trust's expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short) and such extraordinary or non-recurring expenses as may arise, in order to maintain the total operating expenses of the Lake Forest Core Equity Fund series at 2.45% of its average daily net assets and to maintain the total operating expenses of the Lake Forest Money Market Fund series at 1.00% of its average daily net assets, in each instance as measured for the period commencing on the close of business on March 5, 2004. The Adviser shall not be required to reimburse the Trust for expenses incurred by the Trust prior to the close of business on March 5, 2004. For the purposes of this agreement, "extraordinary or non-recurring expenses" shall be deemed to include litigation or administrative proceedings to which the Trust may be a party and indemnification of the Trust's trustees and officers with respect thereto, fund liquidation proceedings, if any, and extraordinary shareholders meetings and proxy solicitations. Notwithstanding the foregoing, the Adviser may voluntarily absorb other expenses in its sole discretion.

Subject to its obligation to seek the best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Funds) may pay fees to certain persons based on investments made and maintained by investors such persons have referred to the Funds. The Adviser (not the Funds) also may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Agreement was adopted as an interim contract pursuant to Rule 15a-4 promulgated under the Investment Company Act of 1940. Subject to earlier termination, the Agreement shall remain in force for a period of one hundred fifty (150) days from March 5, 2004.

During the years ended February 28, 2001, 2002, 2003 and 2004 the Core Equity Fund paid advisory fees of $191,598, $142,850, $93,582 and $74,423 respectively. During the same periods, the Money Market Fund paid advisory fees of $45,492 $40,968,$34,343, and $30,736 respectively. These fees were paid to a previous unaffiliated adviser.

The Trust's previous adviser retains the right to use the name "Lake Forest Funds" in connection with another investment company or business enterprise with which such previous adviser is or may become associated. While the Trust's right to use the name "Lake Forest Funds" automatically ceased thirty days after termination of the management agreement with the previous adviser, the previous adviser has orally agreed to permit the Trust to continue to use the name for an indefinite period of time. The previous adviser may revoke this permission at any time.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, the Adviser believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may purchase from time to time securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

In approving the March 5, 2004 interim management agreement with Profit Investment Management, the independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the management agreement, in conjunction with experienced counsel independent from the former and current advisers. The agreement was made on an interim basis due to the mutual termination of the management agreement with the Trust's previous adviser. In particular, in approving the interim agreement, the Trustees acknowledged that (1) the new Adviser had agreed to serve on an interim basis for no compensation, and had agreed to expense limitations similar to the expense limitations of another mutual fund managed by the Adviser, (2) the Adviser has excellent short-term and longer-term investment performance managing an equity fund similar in investment strategy and size of assets to the Core Equity Fund, (3) the Adviser has staff available to manage the Money Market Fund, and
(4) in general, the Adviser has the scope and quality of resources necessary to serve as Adviser to a smaller mutual fund similar to the Trust, including experience coordinating activities of outside service providers and maintaining compliance with applicable laws. Although no decision has been made yet with respect to any strategic transactions relating to the Trust or its two funds, the Trustees also recognized that the Adviser had recently merged a smaller unaffiliated fund group into the Adviser's other fund, in a way that was deemed beneficial to the shareholders of both of the other fund groups. No single factor was considered in isolation or deemed to be determinative to the decision to approve the interim management agreement. Instead, the Trustees concluded, in light of all the circumstances, that it was in the best interests of the Trust and its shareholders to approve the interim management agreement.

This interim advisory agreement has expired. However, as under the terms of the interim agreement, the Adviser has agreed to continue to manage the Funds and to limit the Core Equity Fund's regular operating expenses to 2.45% through February 1, 2005 and to limit the Lake Forest Money Market Fund to 1% until such time as the Board or shareholder further act.

THE DISTRIBUTOR
The Funds are self-distributing, and there is not a principal underwriter for the Trust. Lake Forest Funds, 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910 (the "Distributor"). There is no Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares.

DISTRUBUTION PLAN
The Funds have not adopted a plan of distribution

CUSTODIAN

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of each Fund's investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect hereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT /ADMINISTRATOR

Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110, acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, Unified Fund Services, Inc. provides each Fund with certain monthly reports, record-keeping and other management-related services.

ACCOUNTANTS

The firm of Briggs, Bunting & Dougherty, LLP, 2 Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania, 19102, has been selected as independent public accountants for the Trust. Briggs, Bunting & Dougherty, LLP performs an annual audit of the funds' financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

The firm of Seyfarth Shaw LLP, 55 East Monroe Street, Suite
4200, Chicago, Illinois 60603 acts as legal counsel to the Funds.

CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits personnel to invest in securities for their own account, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.

PROXY VOTING POLICIES

The Trust and the Adviser have adopted Proxy Voting Policies and
Procedures that describe how the funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures are attached to this Statement of Additional
Information as Appendix B.


PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analysis of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.


During the fiscal year ended February 2
8, 2004, the Core Equity Fund paid brokerage commissions in the aggregate amount of $3,411. Since money market transactions are usually principal transactions with issuers or dealers, the Money Market Fund ordinarily pays no brokerage commissions., and the Fund paid no commissions during the fiscal year ended February 29, 2004.


PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW TO INVEST IN EACH FUND

Subject to a minimum initial investment of $2,500 for each Fund ($1,000 for tax sheltered accounts such as IRAs, MSAs and similar accounts) and minimum subsequent investments of $500, you may invest any amount you choose, as often as you want, in either Fund. You may diversify your investments by choosing a combination of the Funds for your investment program.

INITIAL PURCHASE

BY MAIL. You may purchase shares of each Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to The Lake Forest Funds, and sent to the Custodian at:

Lake Forest Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110


Please identify the Fund(s) in which you wish to invest.

Your purchase of shares of the Lake Forest Core Equity Fund will be effected at the next share price calculated after receipt of your investment. Your order for shares of the Lake Forest Money Market Fund will not be complete until the Fund has received federal funds. If a check for purchase of shares is not drawn on federal funds, shares will be purchased at the next share price calculated after the check is converted into federal funds (normally two days or less).

BY WIRE. You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must first call Unified Fund Services, Inc., the Funds' Transfer Agent, at (800) 592-7722 and then provide the following information in your wire:

LAKE FOREST CORE EQUITY FUND:     LAKE FOREST MONEY MARKET FUND:

U.S. Bank, CINTI/TRUST            U.S. Bank  CINTI/TRUST
ABA #0420-0001-3                  ABA #0420-0001-3
Attn: Lake Forest Core            Attn: Lake Forest Money Market
      Equity Fund                       Fund
DDA # 199457631                   DDA # 199457631
Account Name                      Account Name
(write in shareholder name)       (write in shareholder name)
Shareholder Account # 		    Shareholder Account #
(write in account #)              (write in account #)


You are required to mail a signed application to the Transfer Agent at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. The Transfer Agent or the Custodian may charge you a fee for wire transfers.

Currently, that fee is a total of $15.00. If, however, Automated Clearing House (ACH) is used for incoming transfers, there will be no fee. Any charges for wire transfers will be deducted from your Fund account by redemption of shares. Your bank may also charge you a fee for this service.

ADDITIONAL INVESTMENTS. You may purchase additional shares of either Fund at any time (minimum of $500) by mail or wire. Each additional purchase request must contain your name, the name of your account(s), your account number(s), and the Fund(s) in which you wish to invest. Checks should be made payable to The Lake Forest Funds and should be sent to the Custodian's address. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT OPTION. You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi-monthly basis by transfers from your checking account. You must complete the Optional Automatic Investment Plan section of the investment application and provide the Trust with a voided check to institute this option. You may terminate this automatic investment program at any time, and the Fund may modify or terminate the plan at any time.

TAX SHELTERED PLANS. Since the Funds are oriented to longer-term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); Medical Savings Accounts
(MSAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options.

Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for tax-sheltered accounts will be paid by the shareholder by redemption of sufficient shares of the Fund from the account unless the fees are paid directly to the custodian. You can obtain information about the custodial fees from the Transfer Agent.

OTHER PURCHASE INFORMATION. Dividends begin to accrue after you become a shareholder. The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be charged $20.00 and will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in either Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in either Fund.

EXCHANGE PRIVILEGE

As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Trust. An exchange may be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Exchanges may also be requested by calling the Transfer Agent if you have completed the Optional Telephone Redemption and Exchange section of the investment application. For information about liability for losses due to unauthorized or fraudulent instructions, see "By Telephone." Requests for exchanges received prior to close of trading on the New York Stock Exchange (currently 4:00 p.m. New York Time) will be processed at the next determined net asset value as of the close of business on the same day. You will be charged a fee by the Transfer Agent for each exchange. Currently such fees are $5.00 per exchange per account.

An exchange is made by redeeming shares of one Fund and using the proceeds to buy shares of another Fund, with the net asset value for the redemption and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the Exchange Privilege, you may realize either a long-term or short-term capital gain or loss on the shares redeemed.

Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownerships must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the Exchange Privilege in the future upon 60 days prior notice to the shareholders. If your account is subject to backup withholding, you may not use the Exchange Privilege.

Because excessive trading can hurt the Funds' performance and shareholders, the Funds also reserve the right to temporarily or permanently terminate, with or without advance notice, the Exchange Privilege of any investor who makes excessive use of the Exchange Privilege (e.g. more than five exchanges per calendar year). Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Funds.

HOW TO REDEEM SHARES

BY MAIL. You may redeem any part of your account in either Fund by mail. All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. You will be charged a redemption fee of 0.50% of the net asset value of shares held less than 90 days.

Your request should be addressed to:

The Lake Forest Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110

"Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Funds require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of a Fund or the Transfer Agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.


BY TELEPHONE. You may request a redemption of your shares in either Fund by calling the Transfer Agent and requesting that proceeds be mailed to you or wired to your bank or brokerage firm. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The redemption will be effected at the next determined share price. The proceeds will then be made payable to the registered shareholder and mailed to the address registered on the account, or wired to your bank or brokerage firm, as authorized by you on your application. The Transfer Agent and the Custodian may charge you a fee for wire transfers. Currently that fee is a total of $30.00. If Automated Clearing House (ACH) is used for outgoing transfers, however, there will be no fee. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares.

The Funds, the Adviser, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. If, however, they do not emplov reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.

Procedures employed will include recording telephone instructions and requiring a form of personal identification from the caller. The telephone redemption and exchange procedures may be terminated at any time by the Funds or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the Transfer Agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail or facsimile.

BY SYSTEMATIC WITHDRAWAL PLAN. As another convenience, the Funds offer a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of your instructions. Shares will be sold within 3 business days before month-end. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

ADDITIONAL INFORMATION. If you are not certain of the requirements for a redemption please call the Transfer Agent at
(800) 592-7722. The Funds charge an account closing fee of $15.00. Redemptions specifying a certain date or share price cannot be accepted and will be returned. We will mail or wire you the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check (other than exchanges into the other
Fund) will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment dates.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice from the date the value of his or her shares in the Fund is less than $2,500, or such other minimum amount as the Fund may determine from time to time. A fee of $5.00 per month may be charged to accounts (except IRAs and Medical Savings Accounts) that, due to shareholder redemptions, fall below $2,500. Such fee will be paid to the Adviser. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30-day period. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.

SHARE PRICE CALCULATION

The share price (net asset value) of the Equity Fund is calculated once daily, as of the close of trading on the New York Stock Exchange (4:00 p.m., New York Time), on any day when the New York Stock Exchange and the Custodian are open for business. The net asset value of shares of the Money Market Fund is calculated twice daily as of 12:00 p.m. and 4:00 p.m., New York Time, on any day when the New York Stock Exchange and the Custodian are open for business. The price of the shares of a Fund will also be calculated on other days if there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. For the Money Market Fund, this is known as the penny-rounding method of pricing.

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by a pricing committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by a pricing committee, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued (except for the Money Market Fund) by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share pursuant to Rule 2a-7 under the Investment Company Act of 1940. In accordance with Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio of 90 days or less, purchase only instruments having remaining maturities of 397 days or less (except for U.S. government securities, which may have remaining maturities of 762 days or less) and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders. The Equity Fund intends to declare and pay dividends on a quarterly basis, and the Money Market Fund intends to declare dividends daily and pay them monthly. Each Fund intends to distribute its net long-term capital gains at least once a year and its net short-term capital gains at least once a year. Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on shareholders. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the
Fund and the use of the Exchange Privilege.

Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.
For federal income tax purposes, each Fund is treated as a separate entity for the purpose of computing taxable net income and net realized capital gains and losses. Dividends paid by each Fund from ordinary income and short-term capital gains are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Any distributions designated as being made from net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of the holding period of the shareholder. Distributions are taxable whether received in cash or reinvested in additional shares.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and although in effect a return of capital, such dividend will be taxable to the shareholder. If a shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during such six-month period, then the loss is treated as a long-term capital loss to the extent of the capital gain distribution. An exchange results in a sale of shares for federal income tax purposes. If you make use of the Exchange Privilege, you may realize either a long-term or short-term capital gain or loss on the shares redeemed.

Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes.

If for any reason you don't provide the Funds with your correct Social Security or Tax I.D. number (or certify that you are not subject to backup withholding), the Funds are required by the Code to withhold 31% of taxable dividends and proceeds of certain exchanges and redemptions.

INVESTMENT PERFORMANCE


The Core Equity Funds' total return for the fiscal years ended February 29, 2004, February 28, 2003, February 28, 2002, February 28, 2001, February 29, 2000, February 28, 1999, and February 28, 1998, was 33.13, (27.62)%, (11.76)%, (14.02)%,
9.33%, 14.03%, and 30.87%, respectively.

The Money Market Fund's current and effective yields for the seven-day period ended February 28, 2004, were 0.70% and 0.70% respectively. The Money Market Fund's current and effective yields for the seven-day period ended February 28, 2003 were ..98% and .98% respectively. The Money Market Fund's current and effective yields for the seven-day period ended February 28, 2002 were 1.43% and 1.46% respectively. The Money Market Fund's current and effective yields for the seven-day period ended February 28, 2001 were 5.19% and 5.33%, respectively. The Money Market Fund's current and effective yields for the seven-day period ended February 29, 2000 were 5.57% and 5.73%, respectively. The Money Market Fund's current and effective yields for the seven-day period ended February 28, 1999 were 4.63% and 4.73%, respectively.

"Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n=ERV

Where:   P =  a hypothetical $1,000 initial investment
         T =  average annual total return
         n =  number of years
      ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

Current yield for the Money Market Fund is computed by determining the net change in the value of a hypothetical pre-existing account with a balance of one share at the beginning of a seven calendar day period (the "Base Period") and dividing the net change by the value of the account at the beginning of the Base Period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield is computed by compounding the base period return, according to the following formula: effective yield = [(base period return + 1) 365/7] - 1.
A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

>From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general. The Funds may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

In addition, the performance of either Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc., Morningstar, Inc. or the IBC Financial Data, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

FINANCIAL STATEMENTS

The Financial Statements are incorporated herein by reference to the Funds' Annual Report for the fiscal year ended February 29, 2004.


THE LAKE FOREST FUNDS

PART C.    OTHER INFORMATION

ITEM 23.   EXHIBITS

             (a)        Conformed copy of the Declaration of
                        Trust, incorporated by reference to
                        Post-Effective Amendment No. 2, File
                        No. 33-87494.

             (b)        By-Laws, as amended, incorporated by
                        reference to Post-Effective Amendment
                        No. 2, File No. 33-87494.

             (c)        Not Applicable.

             (d)        Investment Management Agreement, as
                        amended July 1, 1997, incorporated by
                        reference to Post-Effective Amendment
                        No. 3, File No. 33-87494.

            	         Management Agreement, dated as of
                        March 5, 2004.

             (e)        Not Applicable.

             (f)        Not Applicable.

             (g)        Custodian Agreement, incorporated by
                        reference to Post-Effective Amendment
                        No. 2, File No. 33-87494.

             (h)        Administrative Agreement, incorporated
                        by reference to Exhibit 5(c) to
                        Post-Effective Amendment No. 2, File
                        No. 33-87494.

                        Transfer Agency Agreement,
                        incorporated by reference to
                        Post-Effective Amendment No. 2,
                        File No. 33-87494.

                        Model Plan used in Establishment of
                        IRA/SEP, incorporated by reference to
                        Post-Effective Amendment No. 2, File
                        No. 33-87494.

            (i)        Opinion of Seyfarth Shaw LLP

            (j)         Consent of Briggs, Bunting &
                        Dougherty, LLP

             (k) Financial Statements, incorporated by reference to the following portion of Registrant's 2004 Annual Report; a copy of the report was filed with the Commission on April 30, 2004 and is not included in this amendment.

                        (1) Statement of Assets and Liabilities
   for the Core Equity Fund as of
   February 29, 2004.

                        (2) Report of Independent Public
				        Accountant.

                        (3) Statement of Assets and Liabilities
		                  for the Money Market Fund as of
   February 29, 2004.

                        (4) Statement of Operations for the
   Core Equity Fund for the period
   ended February 29, 2004.

                        (5) Statement of Operations for the
        Money Market Fund for the period
        ended February 29, 2004.

                        (6) Notes to Financial Statements.

(k) Letter from initial shareholder, incorporated by reference to Post-Effective Amendment No.
    2, File No. 33-87494.

               (l) Not Applicable.

               (m) Schedule for Computation of Each
                   Performance Quotation, incorporated by
                   reference to Post-Effective Amendment
                   No. 2, File No. 33-87494.

             (n)  Not Applicable.

             (o)  Powers of Attorney, incorporated by
                  reference to Post-Effective Amendment
                  No. 2, File No. 33-87494 and Post-Effective
                  Amendment No. 10, File Number 33-87494.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
THE REGISTRANT

----------------------------------------------------------------
                     None.

ITEM 25.   INDEMNIFICATION

 (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, s amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise(hereinafter referred to as a "Covered Person")against all liabilities, including but not imited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A. Profit Investment Management (the "Adviser") is a registered investment adviser. It has engaged in no other business during the past three fiscal years of the Trust.

B. The Directors and officers of the Adviser have had no other business connections during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

                     None.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS


Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 8720 Georgia Avenue Suite 808 Silver Spring , Maryland 20910 and/or by the Registrant's Custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 or transfer and shareholder service agent, Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204-1806.


ITEM 29.   MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
- --------   -------------------------------------------------

                     None.

ITEM 30.   UNDERTAKINGS

           The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Philadelphia, Pa., on the 30th day of June, 2004.


THE LAKE FOREST FUNDS


By:      /S/ 	Eugene A. Profit
        --------------------------------
         Eugene A. Profit, President


           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


EUGENE A. PROFIT
President, Chief Executive
Officer and Chief Financial Officer
June 30, 2004
- ------------------

Eugene A. Profit


ROBERT E. ALFE*
Trustee
June 30, 2004
- --------------

Robert E. Alfe


GARY M. PATYK*
Trustee
June 30, 2004
- -------------
Gary M. Patyk

KENNETH J. MALEK*
Trustee
June 30, 2004
- ----------------
Kenneth J. Malek






                                          *By:  /S/ ARTHUR DON
                                               -----------------

                                                Arthur Don


*Arthur Don signs this document on behalf of the Registrant and the foregoing Officers and Trustees pursuant to the power of attorney filed as Item 23, Exhibit (o) to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N1-A and Item 23, Exhibit (o) to Post-Effective Amendment
No. 10 to Registrant's Registration Statement on Form N1-A.








APPENDIX A: CODE OF ETHICS
CODE OF ETHICS

PROFIT FUNDS INVESTMENT TRUST
INVESTOR RESOURCES GROUP

A.   INTRODUCTION
     ------------

     Rule 17j-1 under the Investment Company Act of 1940 (the "Act") requires registered investment companies and their investment advisers to adopt codes of ethics and reporting requirements to prevent fraudulent, deceptive and manipulative practices. Profit Funds Investment Trust (the "Trust") is registered as an open-end management investment company under the Act. Investor Resources Group ("IRG") is the investment adviser of the Trust. Except as otherwise specified herein, this Code applies to all employees, officers, directors and trustees of IRG and the Trust.

     This Code of Ethics is based on the principle that the officers, directors, trustees and employees of IRG and the Trust have a fiduciary duty to place the interests of the Trust before their own interests, to conduct all personal securities transactions consistently with this Code of Ethics (the "Code"), and in such a manner which does not interfere with the portfolio transactions of the Trust, or otherwise take unfair advantage of their relationship to the Trust. Persons covered by this Code must adhere to this general principle as well as comply with the specific provisions of this
Code. Technical compliance with this Code will not insulate from scrutiny trades which indicate an abuse of an individual's fiduciary duties to the Trust.

B.   DEFINITIONS


     1. "Access person" means (i) any employee, director, principal, trustee or officer of the Trust or IRG, (ii) any employee of any company in a control relationship to the Trust or IRG who, in the ordinary course of his or her business, makes, participates in or obtains information regarding the purchase or sale of securities for the Trust or whose principal
function   or duties   relate   to the   making of any
recommendation to the Trust regarding the purchase or sale of securities and (iii) any natural person in a control relationship to the Trust or IRG who obtains information concerning recommendations made to the Trust with regard to the purchase or sale of a security. A natural person in a control relationship or an employee of a company in a control relationship does not become an "access person" simply by virtue of the following: normally assisting in the preparation of public reports, but not receiving information about current recommendations or trading; a single instance of obtaining knowledge of current recommendations or trading activity; or, infrequently and inadvertently obtaining such knowledge. The Compliance Officer(s) for the Trust and IRG are responsible for determining who are access persons.

     2. A security is "being considered for purchase or sale" when the order to purchase or sell such security has been given, or prior thereto when, in the opinion of an investment manager, a decision, whether or not conditional, has been made (even though not yet implemented) to make the purchase or sale, or when the decision-making process has reached a point where such a decision is imminent.

     3. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an access person has or acquires. (See Attachment A for a more complete description.)

     4.   "Compliance Officer" means Eugene Profit or, in his
absence, an alternative   Compliance Officer   (_______), or
their respective successors in such positions.

     5. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Act.

     6. "Disinterested trustee" means a trustee who is not an "interested person" within the meaning of Section 2(a)(19) of the Act.

     7. "Equivalent security" means any security issued by the same entity as the issuer of a subject security, including options, rights, warrants, preferred stock, restricted stock, phantom stock, bonds and other obligations of that company, or a security convertible into another security.

     8. "Immediate family" of an individual means any of the following persons who reside in the same household as the individual:

child             grandparent         son-in-law
stepchild         spouse              daughter-in-law
grandchild        sibling             brother-in-law
parent            mother-in-law       sister-in-law
step-parent       father-in-law


Immediate family includes adoptive   relationships and any other
relationship(whether or not recognized by law) which the applicable Compliance Officer determines could lead to possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

     9. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934.

     10. "Investment personnel" means those employees who provide information and advice to an investment manager or who help execute the investment manager's decisions.

     11. "Investment manager" means any employee entrusted with the direct responsibility and authority to make investment decisions affecting the Trust.

     12. "Limited Offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to
Section 4(2) or Section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 under the Securities Act of 1933.

     13. "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of unaffiliated registered open-end investment companies, securities issued by the Government of the United States, short-term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the Act, bankers' acceptances, bank certificates of deposit, commercial paper, and such other money market instruments as designated by IRG and the Board of Trustees of the Trust.

          Security does not include futures contracts or options on futures contracts (provided these instruments are not used to indirectly acquire an interest which would be prohibited under this Code).

C.   NOTIFICATION OF SUBJECT PERSONS

     The Compliance Officer shall notify each "Access Person" of the Trust that may be required to make reports pursuant to this Code that such person is subject to this Code and its reporting requirements and shall deliver a copy of this Code to each such person.

D.   PRE-CLEARANCE REQUIREMENTS

     All access persons shall clear in advance of execution through the applicable Compliance Officer, or in the case of a request by the Compliance Officer, through the alternative Compliance Officer, any purchase or sale, direct or indirect, of any Security in which such access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership interest, including any acquisition of any direct or indirect beneficial ownership interest in any securities in an initial public offering or in a limited offering. The
applicable   Compliance Officer shall retain written records of
such clearance requests.

     The applicable Compliance Officer will not grant clearance for any purchase or sale if the Security is currently being considered for purchase or sale or being purchased or sold by the Trust. If the Security proposed to be purchased or sold by the access person is an option, clearance will not be granted if the Securities subject to the option are being considered for purchase or sale as indicated above. If the Security proposed to be purchased or sold is a convertible security, clearance will not be granted if either that security or the securities into which it is convertible are being considered for purchase or sale as indicated above.

     The applicable Compliance Officer may refuse to preclear a transaction if he or she deems the transaction to involve a conflict of interest, possible diversion of corporate opportunity, or an appearance of impropriety.

     Clearance is effective, unless earlier revoked, until the earlier of (1) the close of business on the fifth trading day, beginning on and including the day on which such clearance was granted, or (2) the access person learns that the information provided to the Compliance Officer in such access person's request for clearance is not accurate. If an access person places an order for a transaction within the five trading days but such order is not executed within the five trading days (e.g., a limit order), clearance need not be reobtained unless the person who placed the original order amends such order in any way. Clearance may be revoked at any time and is deemed revoked if, subsequent to receipt of clearance, the access person has knowledge that a security to which the clearance relates is being considered for purchase or sale.

E.   EXEMPTED TRANSACTIONS

     The pre-clearance requirements in Section D of this Code shall not apply to:

     1. Purchases or sales which are non-volitional on the part of either the access person or the Trust.

     2. Purchases or sales which are part of an automatic dividend reinvestment plan, systematic cash purchase plan or systematic withdrawal plan.

     3. Purchases or sales of shares of the Trust or any other investment company affiliated with the Trust or IRG.

     4. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

     5. Purchases or sales by a disinterested trustee or a member of his or her immediate family.

     6. A purchase or sale of securities effected in any account over which the access person has no direct or indirect influence, control, or beneficial interest.

     7. Purchases or sales of obligations issued or guaranteed by the an agency or instrumentality of the Government of the United States

     8. Purchases or sales by any limted partnership or investment pool for which the Adviser or an affiliated person of the Adviser provides investment management services, or by any account managed by the Adviser for the purpose of developing a new product.

Access persons must remember that regardless of the
transaction's status as exempt or not exempt, the access
person's fiduciary   obligations remain unchanged.

F.   PROHIBITED ACTIONS AND TRANSACTIONS

     Notwithstanding a grant of clearance under Section D hereof, the following actions and transactions are prohibited and will result in sanctions including but not limited to the sanctions expressly provided for in this Section.

     1. Investment personnel and investment managers shall not acquire, for any account in which such investment personnel or investment manager has a beneficial ownership interest, any security in an initial public offering.

     2. Access persons shall not execute a securities transaction on a day during which the Trust has a pending buy or sell order in that same security or an equivalent security until that order is executed or withdrawn. An access person shall disgorge any profits realized on trades within such period.
This prohibition does not apply to disinterested trustees and their immediate families.

     3. An investment manager shall not buy or sell a security within seven calendar days before or after the Trust trades in that security or an equivalent security unless the Trust's
entire position in that security or equivalent   securities has
been sold prior to the investment manager's transaction and the investment manager is also selling the security. An investment manager shall disgorge any profits realized on trades within such period.

     4. Investment personnel and investment managers shall not profit in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty (60) calendar days. Upon review by the applicable Compliance Officer of such short-term trading by investment personnel and investment managers, that Compliance Officer may, in his or her sole discretion, allow exceptions when he or she has determined that an exception would be equitable and that no abuse is involved.
Investment   personnel and investment   managers profiting from
a transaction for which the applicable Compliance Officer has not granted an exception shall disgorge any profits realized on such transaction.

     5. Investment personnel and investment managers shall not accept from any person or entity that does or proposes to do business with or on behalf of the Trust a gift or other thing of more than de minimis value or any other form of advantage. The solicitation or giving of such gifts by investment personnel and investment managers is also prohibited. For purposes of this subparagraph, "de minimis" means $100 or less if received in the normal course of business.

     6.   Investment personnel and investment managers shall not
serve on the board of trustees of publicly traded   companies,
absent prior authorization   from the applicable   Compliance
Officer provided, however, that any trusteeships held by such investment personnel or investment managers as of the date of the adoption of this Code of Ethics shall be deemed to be authorized. The applicable Compliance Officer will grant authorization only if it is determined that the board service would be consistent with the interests of the Trust. In the event board service is authorized, such individuals serving as trustees shall be isolated from those making investment decisions through procedures designed to safeguard against potential conflicts of interest, such as a Chinese Wall policy or investment restrictions.

     7. Investment personnel and investment managers shall not acquire a security in a limited offering, absent prior authorization from the applicable Compliance Officer. The applicable Compliance Officer will not grant clearance for the acquisition of a security in a limited offering if it is determined that the investment opportunity should be reserved for the Trust or that the opportunity to acquire the security is being offered to the individual requesting clearance by virtue of such individual's position with IRG or the Trust (as applicable). An individual who has been granted clearance to acquire securities in a limited offering shall disclose such investment when participating in a subsequent consideration by the Trust of an investment in the issuer. A subsequent decision by the Trust to purchase such a security shall be subject to independent review by investment personnel with no personal interest in the issuer.

     8. Investment personnel and investment managers shall not purchase during the underwriting of the security any security which would be contrary to the Conduct Rules of the National
Association of Securities Dealers.

     9. Investment personnel and investment managers shall not engage in short sales or margin trades of securities.

     10. An access person shall not execute a securities transaction while in possession of material non-public information regarding the security or its issuer.

     11. An access person shall not execute a securities transaction which is intended to raise, lower, or maintain the price of any security or to create false appearance of active trading (anti-market manipulation).

     12. An access person shall not execute a securities transaction involving the purchase or sale of a security at a time when such access person intends, or knows of another's intention, to purchase or sell that security (or an equivalent security) on behalf of the Trust. This prohibition would apply whether the transaction is in the same (e.g., two purchases) or the opposite (a purchase and sale) direction as the transaction of the Trust.

     13. An access person shall not cause or attempt to cause the Trust to purchase, sell, or hold any security in a manner calculated to create any personal benefit to such access person or his or her immediate family. If an access person or his or her immediate family stands to materially benefit from an investment decision for the Trust that the access person is recommending or in which the access person is participating, the access person shall disclose to the persons with authority to make investment decisions for the Trust, any beneficial ownership interest that the access person or his or her immediate family has in such security or an equivalent security, or in the issuer thereof, where the decision could create a material benefit to the access person or his or her immediate family or the appearance of impropriety.

G.   REPORTING

     1. Each access person, except a disinterested trustee, shall arrange for the applicable Compliance Officer to receive directly from the broker-dealer effecting a transaction in any security in which such access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership interest, duplicate copies of each confirmation for each securities transaction and periodic account statements for each brokerage account in which such access person has any beneficial ownership interest, unless such information is provided pursuant to paragraph 2 of this Section.

     2. In the event an access person, other than a disinterested trustee, does not arrange for the provision of information by broker-dealers as required in the preceding paragraph 1, the access person shall report to the applicable Compliance Officer no later than 10 days after the end of each calendar quarter the information described below with respect to transactions in any security in which such access person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership interest in the security; provided, however, that an access person shall not be required to make a report with respect to transactions effected for any account over which such access person does not have any direct or indirect influence:

    a. The date of the transaction, the title, the interest rate and maturity date (if applicable) and number of shares, and the principal amount of each security involved;

    b. The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

    c. The price of the security at which the transaction was effected;

    d. The name of the broker, dealer or bank with or through whom the transaction was effected; and

    e. The date that the report is submitted by the access person.

          Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

     3. Each access person, except a disinterested trustee, shall upon commencement of employment and annually thereafter verify in writing that all transactions in any security in which such access person has, or by reason of such transaction has acquired, any direct or indirect beneficial ownership in the security have been reported to the applicable Compliance Officer. If an access person had no transactions during the year, such access person shall so advise the applicable Compliance Officer.

     4. Each access person, except a disinterested trustee, shall upon commencement of employment and annually thereafter, disclose to the compliance officer in writing his or her current security holdings. The holding report shall contain information current as of a date no more than 30 days before the report is submitted.

     5. A disinterested trustee need only report a transaction in a security if such trustee, at the time of that transaction, knew or, in the ordinary course of fulfilling his or her official duties as a trustee, should have known that, during the 15-day period immediately preceding the date of the transaction by the trustee, such security was purchased or sold by the Trust or was being considered for purchase or sale by the Trust.

     6. IRG or the Trust may, in its discretion, require an access person to disclose in connection with a report, recommendation or decision of such access person to purchase or sell a security any direct or indirect beneficial ownership by such person of such security.

H.   CONFIDENTIALITY OF TRANSACTIONS AND INFORMATION

     1. Every access person shall treat as confidential information the fact that a security is being considered for purchase or sale by the Trust, the contents of any research report, recommendation or decision, whether at the preliminary or final level, and the holdings of the Trust and shall not disclose any such confidential information without prior consent from the applicable Compliance Officer. Notwithstanding the foregoing, the holdings of the Trust shall not be considered confidential after such holdings by the Trust have been disclosed in a public report to shareholders or to the Securities and Exchange Commission.

     2.   Access persons shall not disclose any such
confidential information to any person except those   employees
and trustees who need such information to carry out the duties of their position with IRG or the Trust (as applicable).

I.   SANCTIONS

     Upon discovering a violation of this Code, IRG or the Board
of Trustees of the Trust  (as   applicable) may impose such
sanctions as it deems appropriate, including, without limitation, a letter of censure or suspension or termination of the employment of the violator. All material violations of this Code and any sanctions imposed with respect thereto shall be reported periodically to the Board of Trustees of the Trust.

J.   CERTIFICATION OF COMPLIANCE

     Each access person, except a disinterested trustee, shall annually certify that he or she has read and understands this Code and recognizes that he or she is subject hereto.




Attachment A TO THE CODE OF ETHICS
"BENEFICIAL OWNERSHIP"

For purposes of this Code, "beneficial ownership" is interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership applies to all securities which an access person has or acquires. IRG and the Trust will interpret beneficial ownership in a broad sense.

The existence of beneficial ownership is clear in certain situations, such as: securities held in street name by brokers for an access person's account, bearer securities held by an access person, securities held by custodians, pledged securities, and securities held by relatives or others for an access person. An access person is also considered the beneficial owner of securities held by certain family members. The SEC has indicated that an individual is considered the beneficial owner of securities owned by such individual's immediate family. The relative's ownership of the securities may be direct (i.e., in the name of the relative) or indirect.

An access person is deemed to have beneficial ownership of securities owned by a trust of which the access person is the settlor, trustee or beneficiary, securities owned by an estate of which the access person is the executor or administrator, legatee or beneficiary, and securities owned by a partnership of which the access person is a partner.

An access person must comply with the provisions of this Code with respect to all securities in which such access person has a beneficial ownership interest. If an access person is in doubt as to whether she or he has a beneficial ownership interest in a security, the access person should report the ownership interest to the applicable Compliance Officer. An access person may disclaim
Beneficial ownership as to any security on required reports.



APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

Profit Funds Investment Trust and
Profit Investment Management

 Proxy Voting Policies and Procedures
Profit Funds Investment Trust (the "Trust") and Profit Investment Management intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Trust and Profit Investment Management take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Trust and Profit Investment Management exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders' and clients' investments.

The Trust's board of trustees has delegated to Profit Investment Management ("PIM") the responsibility of overseeing voting
policies and decisions for the Profit Value Fund.   PIM's proxy
voting principles for the Profit Value Fund and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies
PIM will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, PIM gives substantial weight to the recommendation of management on any issue. However, PIM will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest
PIM recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where PIM or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. PIM shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of PIM with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of PIM's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. PIM shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PIM's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, PIM may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and PIM shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis. A report shall be made to the Fund's Board of Trustees on a quarterly basis with respect to all conflict of interest situations.

Election of the board of directors
PIM believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.
PIM will generally support the election of directors that result in a board made up of a majority of independent directors.
PIM will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
PIM will hold directors accountable for the actions of the committees on which they serve. For example, PIM will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.
PIM will support efforts to declassify existing boards, and will block efforts by companies to adopt classified board structures.

Approval of independent auditors
PIM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.
PIM will vote against proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.
PIM will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether PIM believes independence has been compromised.



Equity-based compensation plans
PIM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, PIM is opposed to plans that substantially dilute its clients' ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.
PIM will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

PIM will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.
These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings PIM considers other factors such as the nature of the industry and size of the company.
PIM will vote against plans that have any of the following structural features:
Ability to re-price underwater options
Ability to issue options with an exercise price below the stock's current market price.
Ability to issue reload options.
Automatic share replenishment ("evergreen") feature.
PIM will support measures intended to increase long-term stock ownership by executives. These may include:
Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
Requiring stock acquired through option exercise to be held for a certain period of time.
Using restricted stock grants instead of options.
To this end, PIM supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment via stock grants, furthering the case for increased ownership by corporate leaders and employees. PIM will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



Corporate structure and shareholder rights
PIM believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.
PIM will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. PIM will vote against proposals to impose super-majority requirements.
PIM will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).
PIM will vote against proposals for a separate class of stock with disparate voting rights.
PIM will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, PIM will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues
PIM believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. PIM generally votes against these types of proposals, although PIM may make exceptions in certain instances where it believes a proposal has substantial economic implications.
Proxy voting process
PIM has designated a Proxy Director. Proxy voting is subject to the supervision of the Proxy Director. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Proxy Director may utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures.











CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the use of our report dated April 20, 2004, incorporated in this Registration Statement by reference, included in the February 29, 2004 Annual Report to the shareholders of the Lake Forest Core Equity Fund and Lake Forest Money Market Fund, each a series of shares of The Lake Forest Funds, and to the references to our firm under the caption "Financial Highlights" in the prospectus and in the Statement of Additional Information.





			BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
September 7, 2004



September 7, 2004
Board of Trustees
Lake Forest Funds
c/o Profit Investment Management
8720 Georgia Avenue, Suite 808
Silver Spring, MD  20910
Re:	The Lake Forest Funds

Ladies and Gentlemen:

         We have acted as counsel for the Lake Forest Funds (the "Trust") in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of shares of beneficial interest of the series of the Trust designated Lake Forest Core Equity Fund and Lake Forest Money Market Fund (the "Shares") in registration statement no. 33-87494 on Form N-1A (the "Registration Statement").

         In this connection we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate and other records, certificates and other papers as we deemed it necessary to examine for the purpose of this opinion, including the agreement and declaration of trust (the "Trust Agreement") and bylaws of the Trust, actions of the board of trustees of the Trust authorizing the issuance of shares of the Trust and the Registration Statement.

         Based on the foregoing examination, we are of the opinion that upon the issuance and delivery of the Shares of each Fund in accordance with the Trust Agreement and the actions of the board of trustees authorizing the issuance of the Shares, and the receipt by the Trust of the authorized consideration therefor, the Shares so issued will be validly issued, fully paid and nonassessable.

         We consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under section 7 of the Act.
Very truly yours,
SEYFARTH SHAW LLP

BY:	/s/Arthur Don
     Arthur Don
AD:clg




6
BO1 15652113.3


BO1 15652113.3